UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23656

FS MVP Private Markets Fund

(Exact name of registrant as specified in charter)

9 Old Kings Highway South

Darien, Connecticut 06820

(Address of principal executive offices)(Zip code)

Daniel Dwyer

Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, Connecticut 06820

(Name and address of agent for service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Registrant's telephone number, including area code: (203) 662-3456

Date of fiscal year end: March 31

Date of reporting period: September 30, 2024

Item 1. Reports to Stockholders.

(a)

FS INVESTMENTS®

Semi-annual report September 30, 2024

FS MVP Private Markets Fund

Table of Contents

Shareholder Letter	1
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Net Assets	13
Consolidated Statement of Cash Flows	15
Consolidated Financial Highlights	16
Notes to Consolidated Financial Statements	22
Other Information	49
Privacy Policy	50

FS MVP Private Markets Fund	Shareholder Letter

September 30, 2024 (Unaudited)

Overview

FS MVP Private Markets Fund (the “Fund”) offers investors targeted exposure to high-quality, profitable U.S. middle market businesses by partnering with leading private equity sponsors. The Fund takes a multi-strategy approach focused on secondaries and direct equity co-investments and, to a lesser extent, primary and credit investments.

We thank you for your investment in FS MVP Private Markets Fund (the “Fund”). This semi-annual report covers the six-month fiscal period ended September 30, 2024 (the “Period”).

Market summary and outlook

After a prolonged two-year stall in exit activity and deal flow, the U.S. private equity market has shown notable signs of recovery through 2024, as the Fed embarked on its long-awaited rate cutting cycle in September with a 50bps cut and an additional 25bps cut in November. As syndicated loan market activity rebounded, spreads tightened, and financial conditions eased. These tailwinds helped U.S. private equity deal activity to climb each quarter in 2024 thus far with volumes up 15.3% over the trailing-twelve-month period ended September 30, 2024.1 While exits still lag new deal flow, signs of a thawing are beginning to emerge. Exit value continued to climb each quarter this year, marking a 50.5% rebound in exit value since the 2021 peak as of September 30, 2024.1

The middle market has continued to perform well relative to the broader U.S. buyout space, with deal value and volume for the first half of the year up approximately 12% compared to the same period in 2023.1 Notably, the middle market's share of total exit value has risen significantly—from 19% in 2020 to 34% in 2023—driven by a growing pool of large-cap dry powder.1 Meanwhile, large and mega-cap deals have faced constraints from high borrowing rates, a stalled IPO market, and fewer upstream buyers.

As distributions remain broadly subdued, the private equity secondary market continues to surge. Transaction volume reached a record $68 billion in the first half of 2024, a 59% increase from H1 2023, and is set to more than double by year end.2 Volume continues to be fueled by:

●	Portfolio rebalancing: LPs continue to actively manage risk and diversification within their portfolios after strong private equity performance and locked up capital has left many overallocated to private equity (aka the denominator effect);

●	Liquidity considerations: Capital calls are largely outpacing distributions due to reduced M&A activity (exits). As a result, many LPs have turned to the secondary market to augment liquidity.

●	GPs desire to retain high-quality assets: Sponsors have increasingly rolled their high-quality assets into continuation vehicles to maintain ownership and reset holding periods and provide liquidity across their portfolios.

●	Availability of secondary dry powder: Dry powder for dedicated secondaries funds grew to $189 billion in in the first half of the year driven by record-setting fundraises for select mega cap funds and an influx of retail capital.[3]

[1]	Pitchbook, as of September 30, 2024

[2]	Jefferies July 2024 Global Secondary Market Review

[3]	Evercore’s H1 2024 Secondary Market Review

Semi-Annual Report | September 30, 2024	1

FS MVP Private Markets Fund	Shareholder Letter

September 30, 2024 (Unaudited)

Portfolio performance and positioning

The Fund (Class I) returned 5.07% over the 6-month period, bringing trailing 12-month performance to 10.64%. Since inception the Fund has delivered an annualized return of 11.45%. The Fund has been positive in 27 of the 33 months since inception and has grown to $870 million of assets under management.

The Fund deployed a total of $113 million into 29 investments during the six-month period ended September 30, 2024. We continued to focus new investment activity on secondaries and direct equity investments with select allocations to primaries and credit to balance our return and liquidity objectives. As of September 30, 2024, the Fund held 130 investments representing approximately $870 million in total assets, comprised of 48% secondary investments, 35% direct equity investments, 8% direct credit investments, 6% primary investments, and 9% in cash equivalents.

Over 90% of the portfolio is invested in the U.S. while 81% is invested in middle market companies driven by FS Investments’ relationships with over 300 middle market private equity sponsors. Large cap investments represented 12% of the portfolio at quarter end while Growth represented 8%.

Cumulative performance

This graph compares the hypothetical $1,000,000 investment in the Fund’s Class I shares, made at inception, with similar investments in the MSCI World Index. Results include reinvestment of all dividends and capital gains. The MSCI Index does not reflect expenses, fees, or sales charges, which would reduce the index performance.

Average Annual Total Returns as of September 30, 2024

2	www.fsinvestments.com

FS MVP Private Markets Fund	Shareholder Letter

September 30, 2024 (Unaudited)

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of September 30, 2024
	1-Year	Since Inception*
FS MVP Private Markets Fund – Class I	10.64%	11.45%
MSCI World Index	32.43%	8.24%

*	Commencement of operations for the MVP Private Markets Fund was January 3, 2022, following the reorganization of MVP Private Markets Fund L.P. with and into the Fund, which was effective as of close of business on December 31, 2021. See Note 1 in the accompanying notes to the consolidated financial statements.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 203-662-3053.

Market Summary & Outlook

Semi-Annual Report | September 30, 2024	3

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2024 (Unaudited)

Description	Principal	Maturity Date	Cost	Fair Value
Direct Credit (8.36%)
Aero Operating, LLC (3M US SOFR + 9.00%)(a)(b)(c)	6,690,511	2/9/2026	6,633,791	6,233,813
Beacon Oral Specialist (3M US SOFR + 6.00%)(a)(b)(c)	7,352,381	12/14/2026	7,310,024	7,255,681
Beta Plus Technologies, Inc., TL (3M US SOFR + 5.75%)(a)(b)(c)	4,912,281	7/2/2029	4,458,006	4,166,221
CMS Group Holdings, LLC (3M US SOFR + 5.5%)(a)(b)(c)	4,755,833	11/18/2026	4,675,608	4,744,346
EIS Legacy, LLC DDTL (3M US SOFR + 5.75%)(a)(b)(c)	920,769	11/1/2027	904,420	904,427
EIS Legacy, LLC TL (3M US SOFR + 5.75%)(a)(b)(c)(d)	2,061,346	11/1/2027	2,029,484	2,024,761
Erie Construction Mid-West, LLC (3M US SOFR + 4.75%)(a)(b)(c)	887,465	7/30/2027	882,406	877,722
ETE Intermediate II, LLC RC (3M US SOFR + 6.50%)(a)(b)(c)	267,857	5/29/2029	262,372	248,899
ETE Intermediate II, LLC TL (3M US SOFR + 6.50%)(a)(b)(c)(d)	2,204,241	5/29/2029	2,149,159	2,048,228
MDME Holdings, LLC (3M US SOFR + 6.25%)(a)(b)(c)	4,392,216	8/3/2027	4,315,040	4,113,760
MDME Incremental T/L (3M US SOFR + 6.25%)(a)(b)(c)	533,459	8/3/2027	528,551	499,639
NAS, LLC (3M US SOFR + 6.50%)(a)(b)(c)	8,598,337	6/2/2025	8,571,649	8,484,306
Netrix, LLC (3M US SOFR + 7.83%)(a)(b)(c)	1,548,944	7/31/2026	1,536,287	1,482,964
North Acquisition LLC (3M US SOFR + 6.75%)(a)(b)(c)	7,028,727	7/27/2027	6,949,102	7,028,727
Orthodontic Partner LLC DDTL4 (3M US SOFR + 6.50%)(a)(b)(c)	985,415	10/12/2027	980,664	976,578
Orthodontic Partners, LLC DDTL (3M US SOFR + 6.50%)(a)(b)(c)	1,964,053	10/12/2027	1,951,936	1,946,439
PLA Buyer, LLC (3M US SOFR + 6.90%)(a)(b)(c)	6,111,224	12/31/2024	6,109,367	6,099,796
PLA Buyer, LLC DDTL (3M US SOFR + 6.90%)(a)(b)(c)	1,200,047	12/31/2024	1,198,197	1,197,803
PLA Revolver, LLC DDTL (3M US SOFR + 6.90%)(a)(b)(c)	975,000	12/31/2024	973,060	973,177

See Notes to Financial Statements.

4	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2024 (Unaudited)

Description (continued)	Principal	Maturity Date	Cost	Fair Value
Road Tested Parts, LLC TL (3M US SOFR + 6.50%)(a)(b)(c)	$1,938,674	8/17/2026	$1,911,420	$1,866,638
Spectrum Vision (3M US SOFR + 6.50%)(a)(b)(c)(d)	5,612,565	11/17/2025	5,608,242	5,586,579
Total Direct Credit			$69,938,785	$68,760,504

Description	Acquisition Date	Cost	Fair Value
Direct Equity (34.70%)
AEP Galaxy-A, L.P. (b)(d)(e)	7/13/2023	9,455,746	9,341,121
ASP Arcadia Co-Invest, L.P. (b)(d)(e)	2/5/2024	9,540,526	9,298,768
BA Hissho Blocker, LLC (a)(b)(e)(f)	5/16/2022	3,861,507	6,384,478
Biloxi Co-Investment , L.P. (b)(d)(e)	8/11/2021	3,630,888	5,915,177
Calera Capital Partners VI C4 Blocked AIV, L.P. (b)(d)(e)	5/9/2024	3,300,000	3,300,000
Calera XXV, LLC (b)(d)(e)(g)	5/9/2024	7,950,000	7,950,000
Charger Investment , L.P. (b)(e)	9/30/2021	5,498,221	6,338,447
COP Lawn Services Inv, LLC (a)(b)(d)(e)(h)	11/18/2022	6,020,615	11,408,040
CV HOLDCO, LLC (b)(e)	5/20/2024	10,043,607	10,000,000
Cynosure 2020 Co-Investment, LLC Series B (b)(e)(g)	9/30/2021	924,196	3,058,478
Greenbriar Coinvest WPS, L.P. (b)(d)(e)	2/13/2023	5,309,448	5,250,683
IEM Parent, L.P. (a)(b)(e)	2/1/2023	5,774,264	27,969,687
Incline V RKD Co-Invest A, L.P. (b)(e)	8/16/2022	12,070,044	14,571,975
MDME Holdings, LLC (a)(b)(e)	8/3/2022	66,624	63,319
Medical Device Opportunities S.C.A. (a)(b)(d)(e)	6/29/2023	4,263,870	5,693,678
MFG Mellott Fund A, LLC (a)(b)(e)	9/9/2021	3,000,000	8,227,872
MiddleGround Checker Co-Invest Partners, L.P. (b)(e)	2/10/2022	11,832,174	12,271,725
MiddleGround Royal Palm Co-Invest Partners, L.P. (b)(e)	2/10/2022	7,781,514	17,975,686
MML Partnership Capital VII S.C.Sp. (a)(b)(e)	8/21/2023	10,000,000	11,540,541
North Acquisition, LLC (b)(e)(g)	7/27/2022	150,000	226,873
NS UPS A, LLC (b)(d)(e)	7/18/2024	4,798,295	4,798,295
NS UPS Investment, LLC (b)(d)(e)(g)	7/18/2024	1,859,339	1,859,339

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	5

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2024 (Unaudited)

Description (continued)	Acquisition Date	Cost	Fair Value
OEP VIII Project Vector Co-Investment (b)(e)	12/20/2021	$8,010,147	$16,811,673
RCP Monte Nido Co-Investment Fund, L.P. (a)(b)(e)	8/24/2022	17,467,780	11,373,693
Ridgemont Equity Coinvest III AGP Blocker, L.P. (a)(b)(e)(i)	10/12/2021	4,545,455	8,404,204
SCP FCA Investments, LLC (b)(d)(e)(g)	6/6/2024	7,550,000	11,292,409
SPC Totalmed, LLC (b)(e)	3/10/2023	10,000,000	10,024,709
TPG Growth V Deacon, L.P. (b)(e)	12/22/2023	10,095,238	10,083,690
TPG Growth V Walkabout CI, L.P. (a)(b)(e)(g)	9/19/2023	7,536,585	9,386,797
V-Co-Invest IV, L.P. (b)(e)	4/12/2024	5,050,000	5,000,000
V-Sky Co-Invest Aggregator II, L.P. (b)(e)	9/2/2021	5,007,539	6,473,627
WCI-BXC Investment Holdings L.P. (b)(e)	10/31/2023	13,136,583	13,123,868

Total Direct Equity		$215,530,205	$285,418,852

Description	Acquisition Date	Cost	Fair Value
Secondary Investments (47.96%)
ABRY Heritage Partners (Cayman AIV), L.P. (b)(d)(e)	3/28/2024	184,544	284,765
ABRY Heritage Partners II, L.P. (b)(d)(e)	3/28/2024	382,483	466,972
ABRY Heritage Partners, L.P. (b)(d)	3/28/2024	262,716	340,339
ABRY Partners IX, L.P. (b)(d)(e)	9/30/2021	15,076,585	19,738,456
ABRY Partners VIII (Cayman AIV), L.P. (b)(e)	3/28/2024	55,248	104,420
ABRY Partners VIII, L.P. (b)(d)(e)	3/28/2024	382,114	412,522
Accel-KKR Capital Partners CV IV
Strategic Fund, L.P. (b)(d)(e)	3/22/2022	4,464,323	4,615,647
American Securities VII (b)(d)(e)	6/30/2023	29,962,864	23,908,359
Bain Capital Fund X, L.P. (b)(d)(e)	4/1/2024	105,259	109,807
Bain Capital Venture 2005, L.P. (b)(d)(e)	6/28/2024	29,569	27,263
Bain Capital Venture 2007, L.P. (b)(e)	6/28/2024	453,144	532,098
Bain Capital Venture 2012, L.P. (b)(e)	6/28/2024	671,447	787,450
Bain Capital Venture 2014, L.P. (b)(d)(e)	6/28/2024	916,278	944,454
Bain Capital Venture 2016, L.P. (b)(e)	6/28/2024	4,097,809	4,131,159
Bain Capital Venture Coinvestment Fund L.P. (b)(d)(e)	6/28/2024	166,436	172,534

See Notes to Financial Statements.

6	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2024 (Unaudited)

Description (continued)	Acquisition Date	Cost	Fair Value
Battery Ventures XII Side Fund, L.P. (b)(d)(e)	9/30/2021	$6,305,714	$4,609,493
Battery Ventures XII, L.P. (b)(d)(e)	9/30/2021	9,961,347	9,278,291
Berkshire Fund IX, L.P. (b)(d)(e)(g)	9/30/2021	11,543,574	13,615,066
Berkshire Fund VIII, L.P. (b)(d)(e)	3/31/2023	5,864,282	3,458,146
Bregal Unternehmerkapital III-A SCSp (b)(c)(d)	9/30/2024	1,175,649	1,364,535
Centerbridge Capital Partners III, L.P. (b)(d)(e)(j)	3/28/2024	2,167,499	2,496,246
Charlesbank Equity Fund IX, L.P. (b)(d)(e)(g)	9/30/2021	7,802,139	10,676,310
COREalpha Private Equity Partners Co- Investment (b)(d)(e)	5/31/2024	4,019,188	5,378,105
EQT VII (No. 1) Limited Partnership (b)(d)(e)	3/28/2024	1,951,728	2,214,421
EQT VIII (No.1) SCSp (b)(d)(e)	3/28/2024	3,664,386	4,130,416
ForgePoint Cybersecurity Fund I, L.P. (b)(e)	1/4/2024	522,832	493,581
Francisco Partners V, L.P. (b)(d)(e)(j)	1/31/2024	2,262,330	2,604,532
Francisco Partners V-A, L.P. (b)(d)(e)	1/4/2024	534,642	551,092
Francisco Partners VI, L.P. (b)(d)(e)	1/4/2024	2,513,650	3,333,791
FSN Capital Confluence L.P. (b)(d)(e)	7/22/2024	4,277,098	4,369,802
Genstar Capital Partners X, L.P. (b)(d)(e)	1/3/2024	820,109	900,330
GHO Capital Virtue, L.P. (b)(d)(e)	4/21/2022	8,305,606	7,583,119
Greycroft Partners II, L.P. (b)(d)(e)	1/17/2024	96,182	93,832
Hellman & Friedman Capital Partners VIII, L.P. (b)(d)(e)	9/30/2021	13,899,283	11,122,473
HGGC Fund II, L.P. (b)(d)(e)(g)	9/30/2021	5,598,500	8,248,174
HGGC Fund III, L.P. (b)(d)(e)	9/30/2021	6,529,941	11,163,120
Icon Partners III, L.P. (b)(d)(e)	7/12/2021	4,344,895	0
Icon Partners IV B, L.P (b)(d)(e)	7/12/2021	2,153,597	2,107,834
Insight Venture Partners IX, L.P. (b)(d)(e)	9/30/2021	25,678,071	25,499,208
Institutional Venture Partners XVI, L.P. (b)(e)	9/30/2021	2,739,965	1,827,034
Lakestar Growth I LP (b)(c)(d)	9/30/2024	968,453	1,148,727
Lakestar I LP (b)(c)	9/30/2024	70,210	78,348
Lakestar III LP (b)(c)(d)	9/30/2024	714,946	987,767
Lightyear Fund IV, L.P. (b)(d)(e)(g)	9/30/2021	6,211,562	8,273,805
Linden Capital Partners IV, L.P. (b)(d)(e)(j)	9/30/2023	6,813,373	10,478,964
NB Eclipse Fund LP (b)(c)(d)	9/30/2024	10,547,811	13,062,311

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	7

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2024 (Unaudited)

Description (continued)	Acquisition Date	Cost	Fair Value
New Mountain Partners IV, L.P (b)(d)(e)(g)	9/30/2021	$5,280,397	$2,230,155
New Mountain Partners V, L.P. (b)(d)(e)(g)	9/30/2021	11,340,415	10,065,553
New Mountain Partners VI, L.P. (b)(d)(e)	1/4/2024	728,751	967,118
NewView Capital Special Opportunities Fund III, LP (b)(d)(e)	6/17/2024	9,000,000	11,083,699
Odyssey Investment Partners V, L.P. (b)(d)(e)(g)	9/30/2021	5,297,495	5,534,670
Pantheon Viking Co-Invest, L.P. (b)(d)(e)	9/29/2023	6,607,524	9,914,306
Platinum Equity Capital Partners IV, L.P. (b)(d)(e)	9/30/2021	9,824,879	8,604,637
Quad-C Partners IX, L.P. (b)(d)(e)(g)	9/30/2021	8,327,596	10,396,822
Searchlight Capital III PV, L.P. (b)(c)(d)	9/30/2024	1,415,844	2,116,877
Searchlight Captial CF SPK, L.P. (b)(d)(e)	11/14/2023	9,066,311	11,612,951
Silver Lake Partners V, L.P. (b)(d)(e)(j)	9/1/2023	12,970,207	10,416,838
Silver Oak CCS SPV, L.P. (b)(d)(e)	12/20/2021	1,974,239	3,461,293
Stepstone Capital Partners IV, L.P. (b)(d)(e)	9/30/2021	2,100,975	2,895,851
Tenex Capital Partners III, L.P. (b)(c)(d)	9/30/2024	1,068,492	1,359,776
Thoma Bravo Fund XII, L.P. (b)(d)(e)(j)	9/30/2023	14,071,617	12,728,111
Thoma Bravo Fund XII-A, L.P. (b)(d)(e)	1/4/2024	885,789	1,158,173
Thoma Bravo Fund XIII, L.P. (b)(d)(e)	9/30/2021	18,983,478	21,767,699
Thoma Bravo Fund XIV-A, L.P. (b)(d)(e)	1/4/2024	805,543	975,615
Thoma Bravo Fund XV, L.P. (b)(d)(e)	1/4/2024	579,188	812,989
Triton IV Continuation Fund SCSP (b)(d)(e)	4/25/2023	8,113,577	12,747,483
Triton IV US, L.P. (b)(d)(e)	7/29/2024	826,166	1,133,734
Triton V, L.P. (b)(d)(e)	4/2/2024	2,725,505	3,533,839
Waud Capital Partners QP IV, L.P. (b)(d)(e)(g)	12/31/2021	9,874,040	11,928,941
Wind Point Partners AAV II, L.P. (b)(d)(e)	7/28/2023	2,579,387	1,064,999
Wind Point Partners AAV, L.P. (b)(d)(e)	7/8/2021	3,029,096	2,100,069
Wind Point Partners VIII-A, L.P. (b)(d)(e)(g)	9/30/2021	1,854,173	6,151,361

Total Secondary Investments		$366,600,065	$394,488,677

Description	Acquisition Date	Cost	Fair Value
Primary Investments (5.75%)
Audax Private Equity Origins Fund I, L.P. (b)(d)(e)	4/21/2022	5,461,339	4,897,024

See Notes to Financial Statements.

8	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2024 (Unaudited)

Description (continued)	Acquisition Date	Cost	Fair Value
Bansk Fund I-B, L.P. (b)(d)(e)	4/24/2023	$8,527,804	$12,068,891
FFL Parallel Fund V, L.P. (b)(d)(e)	5/6/2022	8,526,141	9,867,767
Gridiron Capital Fund V, L.P. (b)(d)(e)	3/31/2023	4,375,421	4,564,312
Kohlberg TE Investors X, L.P. (b)(d)(e)	7/31/2024	1,301,604	1,406,827
Norwest Mezzanine Partners, V, L.P. (b)(d)(e)	9/29/2023	171,933	154,492
One Equity Partners VIII, L.P. (b)(d)(e)	4/5/2022	10,037,227	14,193,384
WP COREalpha (Cayman) VII, L.P. (b)(d)(e)	6/20/2024	124,456	124,456

Total Primary Investments		$38,525,925	$47,277,153

Short-Term Investments (8.89%)	Cost	Fair Value
Fidelity Treasury Fund, Daily Money Class, 4.50%(c),(k)	745,769	745,769
Goldman Sachs Financial Square Government Fund - Institutional class, 4.83%(c),(k)	69,206,716	69,206,716
Vanguard Federal Money Market - Investor class, 4.87%(c),(k)	3,257,395	3,257,395

Total	73,209,880	73,209,880

Total Short-Term Investments	$73,209,880	$73,209,880

Total Investments (105.66%)	$763,804,860	$869,155,066
Liabilities In Excess of Other
Assets (5.66%)		(46,580,256)
Net Assets (100.00%)		$822,574,810

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	9

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2024 (Unaudited)

Investment Abbreviations:

SOFR- Secured Overnight Financing Rate

Rates:

3M US SOFR - 3 Month SOFR as of September 30, 2024 was 5.32%

(a)	Level 3 securities fair valued under procedures established by the Trustees, represent 20.57% of Net Assets. The total value of these securities is $169,212,812.

(b)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $795,945,187, which represents 96.76% of net assets as of September 30, 2024.

(c)	Income Producing security.

(d)	Investment has been committed to but has not been fully funded by the Fund at September 30, 2024. See Note 3 for total unfunded investment commitments.

(e)	Non-income producing security.

(f)	The Fund owns 500,000 Class A units.

(g)	All or a portion of this security is custodied with MVP Private Markets Fund (S), LLC at September 30, 2024.

(h)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

(i)	The Fund owns 4,545,455 subscriber units.

(j)	All or a portion of this security is custodied with MVP Private Markets Sub-Fund, LLC at September 30, 2024.

(k)	The rate shown is the annualized 7-day yield as of September 30, 2024.

*	All securities are domiciled in the United States.

See Notes to Financial Statements.

10	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Statement of Assets and Liabilities

As of September 30, 2024 (Unaudited)

ASSETS:
Investments, at fair value (Cost $763,804,860)	$869,155,066
Cash	8,236,858
Prepaid expenses and other assets	1,470,536
Interest receivable	1,328,788
Dividend receivable	77,525
Total Assets	880,268,773

LIABILITIES:
Payable for investments purchased	12,045,709
Credit facility	30,000,000
Deferred tax liability	5,885,383
Current tax liability	4,339,333
Payable for shares repurchased	28,235
Investment advisory fee payable	1,824,001
Incentive fee payable	1,885,001
Interest payable on credit facility	1,040,005
Other payables and accrued expenses	318,565
Fund accounting and administration fees payable	265,771
Accrued trustees' fees payable	61,960
Total Liabilities(a)	57,693,963
Net Assets Attributable to Common Shareholders	$822,574,810

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARESHOLDERS:
Paid-in capital	676,389,760
Total distributable earnings	146,185,050
Net Assets Attributable to Common Shareholders	$822,574,810

Class A
Net Assets	$45,475,690
Shares of Beneficial Interest Outstanding	3,815,381
Net Asset Value	11.92
Maximum offering price per share ((NAV/0.965), based on maximum sales charge of 3.50% of the offering price)	12.35
Class D
Net Assets	2,471,622
Shares of Beneficial Interest Outstanding	203,767
Net Asset Value	12.13
Maximum offering price per share ((NAV/0.965), based on maximum sales charge of 3.50% of the offering price)	12.57
Class I
Net Assets	774,627,498
Shares of Beneficial Interest	63,482,450
Net Asset Value	12.20

(a)	See preceding Note 9 regarding the Funds unfunded commitments to investments.

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	11

FS MVP Private Markets Fund	Consolidated Statement of Operations

For the Six Months Ended September 30, 2024 (Unaudited)

INVESTMENT INCOME:
Interest	$6,025,222
Dividends	15,228,788
Lending fees	61,656
Total Investment Income	21,315,666

EXPENSES:
Investment advisory fees	5,303,874
Incentive fees	4,192,822
Interest expense	2,017,627
Legal and audit fees	591,525
Fund accounting and administration fees	525,786
Amortization of deferred financing costs	215,844
Other expenses	176,190
Transfer agent fees	100,051
Distribution and services fees (Class A)	74,710
Trustees’ fees and expenses	69,460
Printing expenses	19,426
Chief Compliance Officer fees	17,438
Custodian fees	13,766
Insurance expenses	2,913
Distribution and services fees (Class D)	1,059
Total Expenses	13,322,491
Net Investment Income	7,993,175

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	20,684,562
Foreign currency transactions	(159)
Net realized gain on investments	20,684,403
Net change in unrealized appreciation on investments	10,043,625
Net change in unrealized appreciation on investments	10,043,625
Net realized and unrealized gain on investments	30,728,028
Liability for taxes on realized/unrealized gain on investments	(2,432,919)

Net Increase in Net Assets from Operations	$36,288,284

See Notes to Financial Statements.

12	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2024 (Unaudited)	For the Year Ended March 31, 2024
FROM OPERATIONS:
Net investment income/(loss)	$7,993,175	$(4,098,776)
Net realized gain on investments	20,684,403	28,488,826
Net change in unrealized appreciation on investments and unfunded commitments	10,043,625	37,160,881
Liability for taxes on realized/unrealized gain on investments	(2,432,919)	(2,970,648)
Net Increase in Net Assets from Operations	36,288,284	58,580,283

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A
From distributable earnings	–	(273)
From net realized gains	–	(480)
Class D
From distributable earnings	–	(273)
From net realized gains	–	(480)
Class I
From distributable earnings	–	(4,334,233)
From net realized gains	–	(7,613,236)
Net Decrease in Net Assets from Distributions to Common Shareholders	–	(11,948,975)

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	13

FS MVP Private Markets Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2024 (Unaudited)	For the Year Ended March 31, 2024
CAPITAL SHARE TRANSACTIONS:
Class A
Proceeds from shares sold	38,023,594	6,155,000
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	754
Class D
Proceeds from shares sold	2,014,500	350,000
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	754
Class I
Proceeds from shares sold	77,178,691	50,542,090
Cost of shares repurchased	(2,670,166)	(3,340,709)
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	10,242,059
Net Increase from Capital Share Transactions	114,546,619	63,949,948
Redemption fees	–	1,485
Net Increase in Net Assets Attributable to Common Shareholders	150,834,903	110,582,741

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	671,739,907	561,157,166
End of period	$822,574,810	$671,739,907

SHARE ACTIVITY
Class A
Shares sold	3,263,297	548,574
Shares issued in reinvestment of distributions	–	68
Class D
Shares sold	169,530	30,729
Shares issued in reinvestment of distributions	–	67
Class I
Shares sold	6,518,222	4,508,696
Shares issued in reinvestment of distributions	–	904,776
Shares repurchased	(227,385)	(294,495)

See Notes to Financial Statements.

14	www.fsinvestments.com

FS MVP Private Markets Fund	Consolidated Statement of Cash Flows

For the Six Months Ended September 30, 2024 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$36,288,284
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investments	(127,095,243)
Proceeds from disposition of investments	37,995,506
Net proceeds from short term investments	(39,456,558)
Net discounts (accreted)/premiums amortized	(158,154)
Net realized gain on investments	(20,684,562)
Net change in unrealized appreciation on investments	(10,043,625)
(Increase)/Decrease in assets:
Dividend receivable	(77,525)
Interest receivable	(545,613)
Prepaid expenses and other assets	299,488
Increase/(Decrease) in liabilities:
Interest due on credit facility	624,124
Incentive fee payable	729,996
Deferred tax liability	6,278,788
Current tax payable	(3,809,778)
Investment advisory fee payable	262,169
Fund accounting and administration payable	166,951
Accrued trustees' fees payable	31,960
Other payables and accrued expenses	27,218
Net Cash Used in Operating Activities	(119,166,574)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cost of shares repurchased, net of increase in payable	(4,208,765)
Proceeds from shares sold - common shares	117,216,785
Net Cash Provided By Financing Activities	113,008,020

Net Decrease in Cash	(6,158,554)
Cash, beginning balance	$14,395,412
Cash, ending balance	$8,236,858

Cash paid on interest on credit facility	$1,393,503

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	15

FS MVP Private Markets Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended September 30, 2024 (Unaudited)		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$11.42		$10.66		$10.49		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.22		(0.13)		(0.26)		(0.10)
Net realized and unrealized gain on investments	0.28		1.11		0.77		0.59
Total Income from Investment Operations	0.50		0.98		0.51		0.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	–		(0.08)		–		–
From net realized gains	–		(0.14)		(0.34)		–
Total Distributions to Common Shareholders	–		(0.22)		(0.34)		–

Net asset value per common share - end of period	$11.92		$11.42		$10.66		$10.49

Total Return (b)	4.38%		9.24%		4.74%		4.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$45,476		$6,304		$37		$35
Ratio of expenses to average net assets attributable to common shares	4.85	%(c)	5.11	%(c)(d)	3.60	%(c)(d)	3.24	%(c)
Ratio of expenses to average net assets attributable to common shares, excluding interest expense and tax	2.39%		4.50%		3.38%		3.24%
Ratio of net investment Income (loss) to average net assets attributable to common shares	4.63	%(e)	(1.14	%)(e)	(2.30	%)(e)	(1.86	%)(e)
Portfolio turnover rate	2	%(f)	8%		3%		0	%(f)

See Notes to Financial Statements.

16	www.fsinvestments.com

FS MVP Private Markets Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended September 30, 2024 (Unaudited)	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$30,000	$30,000	$25,000	$	N/A
Asset coverage per $1,000 unit of indebtedness(g)	$28,419	$23,391	$23,446		N/A

(a)	Calculated using average common shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.

(c)	Expense ratios have been annualized, except for Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.50% for the period ended September 30, 2024, 1.78% for the year ended March 31, 2024 and 0.14% for the year ended March 31, 2023. Expenses do not include expenses from underlying funds in which the Fund is invested.

(d)	Includes Interest expense of 0.40% and 0.61% of average net assets for the period and year ended September 30, 2024 and March 31, 2024 respectively.

(e)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.50% for the period ended September 30, 2024, 0.78% for the year ended March 31, 2024 and 0.14% for the year ended March 31, 2023. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(f)	Percentage represents the results for the period and is not annualized.

(g)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	17

FS MVP Private Markets Fund – Class D	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended September 30, 2024 (Unaudited)		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$11.60		$10.76		$10.51		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.27		(0.09)		(0.19)		(0.08)
Net realized and unrealized gain on investments	0.26		1.15		0.78		0.59
Total Income from Investment Operations	0.53		1.06		0.59		0.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	–		(0.08)		–		–
From net realized gains	–		(0.14)		(0.34)		–
Total Distributions to Common Shareholders	–		(0.22)		(0.34)		–

Net asset value per common share - end of period	$12.13		$11.60		$10.76		$10.51

Total Return (b)	4.57%		9.90%		5.40%		5.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$2,472		$397		$37		$35
Ratio of expenses to average net assets attributable to common shares	4.51	%(c)	4.17	%(c)(d)	2.88	%(c)(d)	2.45	%(c)
Ratio of expenses to average net assets attributable to common shares, excluding interest expense and tax	1.92%		3.57%		2.66%		2.45%
Ratio of net investment Income (loss) to average net assets attributable to common shares	5.62	%(e)	(0.80	%)(e)	(1.53	%)(e)	(1.06	%)(e)
Portfolio turnover rate	2	%(f)	8%		3%		0	%(f)

See Notes to Financial Statements.

18	www.fsinvestments.com

FS MVP Private Markets Fund – Class D	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended September 30, 2024 (Unaudited)	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$30,000	$30,000	$25,000	$	N/A
Asset coverage per $1,000 unit of indebtedness(g)	$28,419	$23,391	$23,446		N/A

(a)	Calculated using average common shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.

(c)	Expense ratios have been annualized, except for Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.50% for the period ended September 30, 2024, 1.37% for the year ended March 31, 2024 and 0.20% for the year ended March 31, 2023. Expenses do not include expenses from underlying funds in which the Fund is invested.

(d)	Includes Interest expense of 0.43% and 0.60% of average net assets for the period and year ended September 30, 2024 and March 31, 2024 respectively.

(e)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.50% for the period ended September 30, 2024, 1.37% for the year ended March 31, 2024 and 0.20% for the year ended March 31, 2023. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(f)	Percentage represents the results for the period and is not annualized.

(g)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	19

FS MVP Private Markets Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended September 30, 2024 (Unaudited)		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$11.65		$10.78		$10.51		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.08		(0.08)		(0.16)		(0.07)
Net realized and unrealized gain on investments	0.47		1.17		0.77		0.58
Total Income from Investment Operations	0.55		1.09		0.61		0.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	–		(0.08)		–		–
From net realized gains	–		(0.14)		(0.34)		–
Total Distributions to Common Shareholders	–		(0.22)		(0.34)		–

Net asset value per common share - end of period	$12.20		$11.65		$10.78		$10.51

Total Return (b)	4.72%		10.16%		5.69%		5.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$774,627		$665,038		$559,754		$454,080
Ratio of expenses to average net assets attributable to common shares	4.08	%(c)	3.53	%(c)(d)	2.72	%(c)(d)	2.23	%(c)
Ratio of expenses to average net assets attributable to common shares, excluding interest expense and tax	2.31%		2.93%		2.49%		2.23%
Ratio of net investment Income (loss) to average net assets attributable to common shares	1.98	%(e)	(0.67	%)(e)	(1.30	%)(e)	(0.81	%)(e)
Portfolio turnover rate	2	%(f)	8%		3%		0	%(f)

See Notes to Financial Statements.

20	www.fsinvestments.com

FS MVP Private Markets Fund – Class I	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended September 30, 2024 (Unaudited)	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$30,000	$30,000	$25,000	$	N/A
Asset coverage per $1,000 unit of indebtedness(g)	$28,419	$23,391	$23,446		N/A

(a)	Calculated using average common shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.

(c)	Expense ratios have been annualized, except for Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.55% for the period ended September 30, 2024, 1.03% for the year ended March 31, 2024 and 0.25% for the year ended March 31, 2023. Expenses do not include expenses from underlying funds in which the Fund is invested.

(d)	Includes Interest expense of 0.26% and 0.60% of average net assets for the period and year ended September 30, 2024 and March 31, 2024 respectively.

(e)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.55% for the period ended September 30, 2024, 1.03% for the year ended March 31, 2024 and 0.25% for the year ended March 31, 2023. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(f)	Percentage represents the results for the period and is not annualized.

(g)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	21

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

1. ORGANIZATION

FS MVP Private Markets Fund, (the "Fund") was organized as a Delaware statutory trust on April 7, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Portfolio Advisors, LLC (the "Adviser"), a subsidiary of FS Investments (formerly Franklin Square Capital Partners), a national sponsor of alternative investment funds designed for the individual investor. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisors Act") and was organized as a limited liability company under the laws of the State of Connecticut on June 19, 1997. Effective July 23, 2024, FS Global Advisor, LLC (the "Sub-Adviser"), serves as a non-discretionary sub-adviser to a portion of the Fund's assets invested in the senior credit strategy, as allocated by the Adviser. The Fund commenced operations on January 3, 2022 ("Commencement of Operations"). Simultaneous with the Commencement of Operations, the MVP Private Markets, L.P. (the "Predecessor Fund"), through a tax-free reorganization, transferred investments, cash and other assets into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the conversion, the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a diversified portfolio of private market investments, with a focus on investments in mid-sized companies in the United States. The Fund will seek to achieve its investment objective through a mix of investments (the "Fund Investments") that is predominantly comprised of private equity, and to a lesser extent private credit. Fund Investments are expected to primarily consist of the following:

●	direct investments in the equity or debt of target companies and other private assets (i.e. assets that are not traded on a public securities exchange) ("Direct Investments"), typically together with third-party managers ("Sponsors");
●	purchases of existing interests in private equity or private credit funds ("Portfolio Funds") and other private assets managed by Sponsors ("Secondary Investments");
●	subscriptions for new interests in Portfolio Funds ("Primary Investments"); and
●	short-term and liquid investments, including money market funds, short term treasuries, and/or other liquid investment vehicles.

Subject to applicable law and regulation, the Fund may gain exposure through a direct investment in a targeted investment entity or indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties.

Under normal circumstances, the Fund intends to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in ("Private Market Assets"). For purposes of this policy, Private Market Assets include Direct Investments, Portfolio Funds, Secondary Investments, and Primary Investments.

The Board of Trustees (the "Board") has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the shareholders. A majority of Trustees of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act (the "Independent Trustees"). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

22	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

The Fund offers three separate classes of shares of beneficial interest ("Shares") designated as Class A Shares, Class I Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. The purchase price of the Shares at the Commencement of Operations was $10.00 per Share. Thereafter, the purchase price Shares was based on the net asset value per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share.

The minimum initial investment in the Fund for Class A Shares and Class D Shares is $50,000, and the minimum initial investment for Class I Shares is $1,000,000 except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions are not less than $5,000.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Investments in Class A Shares and Class D Shares of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced (in whole or in part). The full amount of sales charge may be reallowed to brokers or dealers participating in the offering.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Consolidation of Subsidiaries: The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the Investment Company Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the Investment Company Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the Investment Company Act relating to affiliated transactions and custody. Any Subsidiary would use UMB Bank, n.a. as custodian. The Fund will not create or acquire primary control of any entity, which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

Semi-Annual Report | September 30, 2024	23

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

As of September 30, 2024, there are three active Subsidiaries: MVP Private Markets Sub-Fund LLC (the “Sub-Fund”), MVP Private Markets Fund (Holdco) LLC (the "Holdco") and MVP Private Markets Fund (S) LLC all formed in Delaware. These Subsidiaries have the same investment objective as the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

As of September 30, 2024, the total value of investments held by the Sub-Fund is $120,894,753 or approximately 14.70% of the Fund's net assets.

As of September 30, 2024, the total value of investments held by MVP Private Markets Fund (S) LLC are $38,724,690 or approximately 4.71% of the Fund's net assets. Both the Sub-Fund and MVP Private Markets Fund (S) LLC are wholly owned subsidiaries of the Holdco which is a disregarded entity for financial reporting purposes.

Federal Tax Information: The Fund has elected to be treated, and qualifies as a regulated investment company ("RIC") under Internal Revenue Code of 1986, as amended (the "Code"). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses if any, and 90% of the Fund's net tax-exempt income. The Fund has adopted a tax-year end of September 30. The Fund’s tax year will be the 12-month period ending on September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of September 30, 2024, the tax years ended September 30, 2024 and September 30, 2023 are subject to examination by the major tax jurisdictions as the statute of limitations are the previous three tax years.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than- not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the six months ended September 30, 2024, the Fund did not incur any interest or penalties.

The Sub-Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes.

Under current law, the Sub-Fund is not eligible to elect treatment as a regulated investment company. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders return from an investment in the Fund.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Since the Sub-Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liability. As a result, the Fund's after tax performance would be impacted.

The Sub-Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

	Period ended September 30, 2024
	Current	Deferred	Total
Federal	$391,047	$1,536,926	$1,927,974
State	102,417	402,528	504,945
Total tax expense	$493,464	$1,939,454	$2,432,919

Components of the Fund’s tax liability are as follows:

As of September 30, 2024
Tax liability:
Net investment income	$366,877
Realized gain on investment securities	5,319,220
Net unrealized gain on investment securities	4,538,619
Net Tax Liability	$10,224,716

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Cash: Cash consists of monies held at UMB Bank, n.a. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Semi-Annual Report | September 30, 2024	25

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Transactions: Investment transactions are accounted for on a trade-date basis. The Fund accounts for realized gains and losses from its Portfolio Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Portfolio Funds will be received as underlying investments of the Portfolio Funds are liquidated. Distributions from Portfolio Funds occur at irregular intervals, and the exact timing of distributions from the Portfolio Funds has not been communicated from the Portfolio Funds. It is estimated that distributions will occur over the life of the Portfolio Funds.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in portfolio funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

Level 2 —	inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

Level 3 —	significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Portfolio Funds that the Fund may make investments in include primary and secondary investments. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The Fund calculates its net asset value as of the close of business on the last business day of each month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset value of Class A Shares, Class I Shares and Class D Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class A Shares, Class I Shares and Class D Shares will vary over time due to the different fees and expenses applicable to each class.

Semi-Annual Report | September 30, 2024	27

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

The Board has approved valuation procedures for the Fund (the “Valuation Policy”), and has approved the delegation of the day-to-day work of determining fair values and pricing responsibility for the Fund to the Adviser as the Fund’s Valuation Designee, subject to the oversight of the Board. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification ASC 820 — Fair Value Measurements and Disclosures.

The Valuation Policy provides that the Fund will value its Fund Investments at fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price, subject to adjustment based on potential restrictions on the transfer or sale of such securities.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Designee considers different factors such as the source and the nature of the quotation and trading volume in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of Direct Investments, the Valuation Designee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the relevant Portfolio Companies or other business counterparties.

Secondary Investments and Primary Investments in Portfolio Funds are generally valued based on the latest net asset value reported by the associated Sponsor taking into account the subsequent cash flow activity with respect thereto as set forth below, provided that if the Valuation Designee concludes in good faith that the latest net asset value reported by a Sponsor does not represent fair value, the Valuation Designee will make a corresponding adjustment to reflect the current fair value of such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Designee applies valuation methodologies as outlined above. Any cash flows since the reference date of the last net asset value for a Portfolio Fund received by the Fund from a Sponsor until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Sponsor.

Notwithstanding the above, Sponsors may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and other investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. The Valuation Designee will not be able to confirm independently the accuracy of valuations provided by the Sponsors (which are generally unaudited).

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Determining the fair value of investments for which market values are not readily available is necessarily subject to incomplete information, reporting delays and many subjective judgments; accordingly, fair value determinations made by the Valuation Designee should be considered as estimates. Due to the inherent uncertainty involved in such determinations, the reported fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

The Adviser and its affiliates act as investment advisers to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s NAV.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of September 30, 2024:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Direct Credit	$–	$–	$68,760,504	$68,760,504
Direct Equity	–	–	100,452,308	278,761,217
Primary Investments	–	–	–	45,870,326
Secondary Investments	–	–	–	402,553,139
Short Term Investments	73,209,880	–	–	73,209,880
Total	$73,209,880	$–	$169,212,812	$869,155,066

Direct Equity, Primary and Secondary Investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $626,732,374 are excluded from the fair value hierarchy as of September 30, 2024.

Semi-Annual Report | September 30, 2024	29

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Credit	Direct Equity	Total
Balance as of March 30, 2024	$68,559,086	$75,612,284	$144,171,370
Accrued discount/ premium	221,857	–	221,857
Return of Capital	–	(845,617)	$(845,617)
Realized Gain/(Loss)	6,576	–	6,576
Change in Unrealized Appreciation/(Depreciation)	(1,023,243)	5,152,025	4,128,782
Purchases	1,536,151	–	1,536,151
Sales Proceeds	(539,924)	–	(539,924)
Transfer into Level 3	–	20,760,490	20,760,490
Transfer out of Level 3	–	(226,873)	(226,873)
Balance as of September 30, 2024	$68,760,504	$100,452,308	$169,212,812
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2024	$(1,023,243)	$6,915,601	$5,892,358

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2024:

Asset Class	Fair Value at September 30, 2024	Valuation Techniques	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input
Direct Credit	$47,404,351	Relevant Value Analysis	Yield to Maturity	8.1% – 16.7%	13.1%	Decrease
Direct Credit	21,356,152	Recent transaction	N/A	N/A	N/A	N/A
Direct Equity	100,452,309	Market Comparable Companies	EBITDA Multiple	8.1x – 15.8x	12.1x	Increase

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

The Fund’s investments in Portfolio funds, along with their corresponding unfunded commitments and other attributes, as of September 30, 2024, are briefly summarized in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Control investments in established companies	$715,467,004	$103,743,746	Up to 10 Years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	61,804,748	7,162,848	Up to 10 Years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	18,673,435	5,523,733	Up to 10 Years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified financing stage. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of September 30, 2024.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions— particularly in the large-cap segment.

Growth Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stages) in partnership with other investors.

Semi-Annual Report | September 30, 2024	31

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or credit. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct credit investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

4. RELATED PARTY TRANSACTIONS

As of September 30, 2024, the Fund and the Sub-Fund had no investments in Portfolio Funds that were related parties.

5.  INVESTMENT MANAGEMENT AND OTHER AGREEMENTS, INCLUDING DISTRIBUTION AND SERVICING FEE

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser an Investment Management Fee (the “Management Fee”) computed and payable quarterly, at a quarterly rate of 0.3125% (1.25%, on an annualized basis) of the Fund’s Managed Investments at the end of each calendar quarter. “Managed Investments” means the total value of the Fund’s assets (including any assets attributable to money borrowed for investment purposes) plus any unfunded investment commitments (i.e., amounts committed to Fund Investments that have not yet been drawn for investment), minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), minus cash and cash equivalents, as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Management Fee will be computed as of the last day of each calendar quarter and will be due and payable in arrears within fifteen business days after the end of such calendar quarter. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the six months ended September 30, 2024 the Adviser earned $5,303,874 of Management Fee, which is reported on the Consolidated Statement of Operations, of which $1,824,001 was payable as of September 30, 2024 and is reported in “Investment advisory fee payable” on the Consolidated Statement of Assets and Liabilities.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

In addition, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits (as defined below) of the Fund for the relevant period over (ii)  the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term "net profits" means the amount by which the net asset value ("NAV") of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund will maintain a memorandum account (the "Loss Recovery Account"), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. During the six months ended September 30, 2024 the Adviser earned $4,192,822 of Incentive Fee, of which $1,885,001 was payable as of September 30, 2024 and is reported in “Incentive fee payable” on the Consolidated Statement of Assets and Liabilities.

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund or have incurred expenses in connection with their management of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses incurred in connection with the offering and issuance of Shares; all costs, fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the due diligence, purchasing, monitoring, identifying, evaluating, investigating, negotiating, acquiring, holding, operating, selling and reporting upon Fund Investments (whether or not such investments are consummated), expenses of transactions not completed; break-up fees, expenses incurred by the Fund as a result of a default, a transfer, withdrawal or removal, legal expenses and recording fees and expenses including, but not limited to, amendments, consents and modifications, jurisdictional filings, regulatory fees and related expenses incurred by the Fund, the Adviser, or any affiliates thereof, investment structuring (including fees, expenses and costs incurred in connection with forming and maintaining subsidiary investment vehicles), corporate actions, round-trip travel, lodging, meals and other incidentals associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; investment banking and appraisal costs, expenses related to other third-party service providers, the Investment Management Fee, the Incentive Fee and the Administration Fee (defined below); brokerage commissions; escrow agent fees and expenses, all principal, interest, fees, expenses and any other amounts incurred in connection with borrowings, financings, guarantees, hedging or derivative transactions, or the provision of security interests or other collateral (including, if applicable, fees and expenses of lender’s counsel associated with such transactions, including for review of side letters); professional fees, costs and expenses for services rendered on behalf of the Fund (including, without limitation, expenses of consultants, experts and specialists, all research, market analysis, data (including Bloomberg fees, research and software expenses (including without limitation, software licensing fees) and other expenses incurred in connection with data services providing price feeds, news feeds, securities and company information and company fundamental data) and related expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund and compliance, operations and/or management matters relating to the Fund), including foreign counsel and secondees of third- party law firms and temporary legal staffing firms (any of which may be short-term and/or long- term arrangements); accounting, auditing and tax preparation fees and expenses; fees and expenses incurred in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub- custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; all unreimbursed expenses incurred in connection with the collection of amounts due to the Fund from any person or entity; expenses relating to the use of third-party vendors and service providers for establishing, developing, improving, populating or maintaining information technology, infrastructure or other similar or related systems (including software, databases and cloud-based services or products) to be used by or for the benefit of the Fund; any costs and expenses to ensure ongoing compliance with the laws of various jurisdictions or applicable regulations (including, but not limited to, costs and expenses to obtain exemptions, maintain qualifications, satisfy any regulatory or other jurisdiction fees, such as filing, notice and registration fees, as well as costs and expenses relating to the preparation and filing of regulatory filings, including any costs and expenses relating to any registrations of the Adviser and its affiliates relating to the Fund’s activities, including any costs and expenses relating to any registrations (or maintenance thereof); costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus, SAI, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell Fund Investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

Semi-Annual Report | September 30, 2024	33

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

FS Global Advisor, LLC (the “Sub-Adviser”), an investment adviser registered with the SEC under the Advisers Act, serves as a non-discretionary sub-adviser for the Fund pursuant to an investment sub- advisory agreement with the Adviser (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser manages a portion of the Fund’s assets invested in the senior credit strategy, as allocated by the Adviser. The Sub-Adviser has no involvement in investment decisions, any related negotiations or the finalization of any investment. All investment decisions for the Fund are made exclusively by the Adviser.

34	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

The Adviser, pursuant to an expense limitation agreement (the "Expense Limitation Agreement") has contractually agreed to reduce its fees and/or absorb expenses of the Fund, if required to ensure that total annual expenses (excluding taxes, interest, brokerage commissions, certain transaction- related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and Incentive Fee) will not exceed 2.00%, 1.00% and 1.25% of the Fund’s average daily net assets, respectively for Class A, Class I and Class D Shares, respectively (the "Expense Limit"). The Expense Limitation Agreement is in effect until June 30, 2025, and will automatically renew thereafter for up to two additional consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the lesser of (i) the expense limitation in effect at the time the fees and/or expenses to be recovered were waived and/or reimbursed or (ii) the expense limitation in effect at the time the Adviser seeks to recover the fees or expenses. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the date on which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board. To date, total annual expenses have not exceeded the caps set forth for any of the share classes.

The Independent Trustees, as defined by the 1940 Act, receive an annual retainer of $45,000 (prorated for partial years). The Board Chairman, Nominating Committee Chairman and Audit Committee Chairman, each receive an additional $5,000 per year. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. For the six months ended September 30, 2024, the Fund’s allocated fees incurred for trustees are reported on the Consolidated Statement of Operations.

During the six months ended September 30, 2024, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $17,438, which is reported in “Chief Compliance Officer Fees” on the Consolidated Statement of Operations.

ALPS Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund providing administrative services, and assisting with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the "Administration Agreement"). The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser with the Adviser’s consent. In consideration for these services, the Administrator is paid a fee that is calculated daily and billed monthly and based upon the Fund’s Average Daily Fund Assets (defined as the Fund’s total assets, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding), subject to a minimum annual fee (the "Administration Fee"). For the six months ended September 30, 2024 the total administration fees were $525,786, which are reported in “Fund accounting and administration fees” on the Consolidated Statement of Operations, of which $265,771 was payable and is reported in “Fund accounting and administration fees payable” on the Consolidated Statement of Assets and Liabilities at September 30, 2024.

Semi-Annual Report | September 30, 2024	35

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

UMB Bank, n.a. (the "Custodian") serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub- custodians in a securities depository, clearing agency or omnibus customer account of such custodian. For the six months ended September 30, 2024, the total custody fees were $13,766, which were reported in “Custodian fees” on the Consolidated Statement of Operations, of which $10,957 was payable and is included in “Other payables and accrued expenses” on the Consolidated Statement of Assets and Liabilities at September 30, 2024.

ALPS Distributors, Inc. (the "Distributor"), whose principal business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the "Distribution Agreement") between the Fund and the Distributor. The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class D Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares and Class D Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to a maximum of 0.70% per year on Class A Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the "Distribution and Servicing Fee") to the Fund’s Distributor and/or other qualified recipients. During the six months ended September 30, 2024, the Distributor earned $1,059 of Distribution and Servicing Fee which is included in “Other expenses” on the Consolidated Statement of Operations, all of which was payable at September 30, 2024 and is included in “Other payables and accrued expenses” on the Consolidated Statement of Assets and Liabilities.

6. OFFERING COSTS

Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter are amortized over a 12 month period using the straight line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial registration statement. All costs incurred by the Fund in connection with its offering will be advanced by the Adviser subject to repayment.

7. INVESTMENTS

For the six months ended September 30, 2024, total purchases and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $102,105,647 and $2,322,778, respectively.

The cost of investments in Portfolio Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Portfolio Funds as to the amounts of taxable income allocated to the Fund as of September 30, 2024.

36	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

The Portfolio Funds in which the Fund invests generally charge a management fee of 1% to 2% (annualized) and approximately 10% to 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

8. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

As of September 30, 2024, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$177,732,087	$(32,374,895)	$145,357,193	$723,797,873

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to investments in partnerships.

9. INVESTMENT COMMITMENTS

As of September 30, 2024, the Fund had outstanding unfunded investment commitments totaling $116,430,327.

10. CREDIT FACILITY

The Fund and the Sub-Fund, are party to a $120,000,000 secured revolving credit facility with Nomura Corporate Funding Americas, LLC ("Nomura Credit Facility") subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the Nomura Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Fund and the Sub-Fund. Assets securing the Nomura Credit Facility held by the Fund and the Sub-Fund are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Sub-Fund are also required to comply with various covenants, reporting requirements and other customary requirements. As of September 30, 2024, the Fund and the Sub-Fund were in compliance in all material respects with the terms of the Nomura Credit Facility.

Semi-Annual Report | September 30, 2024	37

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

For the six months ended September 30, 2024, the Nomura Credit Facility bore interest at SOFR plus a spread of 3.25% and was subject to an unused commitment fee of 1.35%. As of September 30, 2024, there was $30,000,000 outstanding under the Nomura Credit Facility. At September 30, 2024 interest payable on the Credit Facility is $1,040,005 and is presented in the Consolidated Statement of Assets and Liabilities.

For the six months ended September 30, 2024, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Nomura Credit Facility were as follows:

For the Period March 31, 2024 to September 30, 2024
Credit facility interest expense	$1,307,282
Credit facility unfunded commitment fee	710,345
Amortization of debt issuance costs	215,844
Total credit facility expense	$2,233,471
Average stated interest rate	3.25%
Average outstanding balance	$30,000,000

11. SIGNIFICANT SHAREHOLDER

As of September 30, 2024, the Fund had a shareholder that holds 49% of the outstanding shares of the Fund.

12. REPURCHASES

No shareholder (or other person holding Shares acquired from a shareholder) will have the right to require the Fund to redeem or repurchase its Shares. To provide a limited degree of liquidity to shareholders, the Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each shareholder. In determining whether the Fund should offer to repurchase Shares from shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

38	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 worth of Shares in the case of Class A Shares, $100,000 worth of Shares in the case of Class I Shares and $25,000 worth of Shares in the case of Class D Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a "first in-first out" basis. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any shareholder.

During the six months ended September 30, 2024, the Fund completed four quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of the Repurchase Request Deadline. Shareholder repurchase requests received by the Fund in good order by the June 5, 2024, and September 6, 2024, Repurchase Request Deadlines were honored in their full amounts. The results of the aforementioned repurchase offers were as follows:

	Tender Offer #1	Tender Offer #2
Commencement Date	May 03, 2024	August 3, 2024
Repurchase Request Deadline	June 5, 2024	September 6, 2024
Repurchase Pricing Date	June 30, 2024	September 30, 2024
Dollars Repurchased	$ 1,082,351	$ 27,281,639
Shares Repurchased	90,649	2,292,266

13. INDEMNIFICATION

The Fund indemnifies its officers and managers for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

14. PRINCIPAL RISK FACTORS

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares. The Fund is a non- diversified, closed-end management investment company designed primarily for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

Semi-Annual Report | September 30, 2024	39

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although (i) the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and (ii) the Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Non-Diversified Status. The Fund is a "non-diversified" management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Limited Operating History of Fund Investments. Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investments will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified.

Identification of Investments. Identification of attractive investment opportunities by the Adviser or Sub-Adviser involves a high degree of uncertainty. The success of the Fund depends on the availability of appropriate investment opportunities and the ability of the Adviser or Sub-Adviser to identify, select, gain access to and consummate appropriate investments. The availability of investment opportunities for the Fund generally will be subject to market conditions and the ability of the Adviser or Sub-Adviser to locate investments that are available for purchase at attractive prices. There can be no assurance that suitable investments will be available, that the Fund will be able to choose, make and realize investments in any particular company, Portfolio Fund or other investment, or that the Fund will be able to fully invest its capital. The Fund may be unable to invest on acceptable terms within the time period that the Fund anticipates or at all. To the extent that any portion of the Fund’s capital is not invested, or is subject to delay before being invested, the potential return of the Fund will be diminished.

40	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Derivative Instruments. Some or all of the Sponsors (subject to applicable law) and the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Sponsors could present significant risks, including the risk of losses in excess of the amounts invested.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Nature of Portfolio Companies. The Fund Investments will include direct and indirect investments in various companies, ventures and businesses ("Portfolio Companies"). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Similarly, certain Secondary Investments may require the Fund to make a concurrent primary commitment to a new Portfolio Fund, which commitment the Adviser may consider to be less attractive than the other assets to be acquired. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

Semi-Annual Report | September 30, 2024	41

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return monies equivalent to such distributions to such private equity fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Fund would prevail on such claim.

Non-U.S. Investments. The Fund and the Portfolio Funds may invest in securities of companies and other issuers located outside of the United States. Investing outside of the United States involves certain considerations not usually associated with investing in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the securities markets in certain countries; differing laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; government policies that may restrict the Fund’s investment opportunities; and accounting and financial reporting standards that may not be as high as comparable U.S. standards. The Fund and the Portfolio Funds may be unable to structure any such non-U.S. transactions to achieve the intended results or to sufficiently mitigate risks associated with such markets.

Market Events Risk. The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s or a Portfolio Fund’s performance.

42	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Armed conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East could adversely affect global energy and financial markets and, therefore, could affect the value of Fund Investments, including beyond the Fund’s direct exposure to issuers operating in the applicable geographic regions. The extent and duration of these conflicts, related sanctions and resulting market disruptions are impossible to predict and could be substantial. These events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, global energy and financial markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. Any such disruptions caused by these conflicts or resulting sanctions may magnify the impact of other risks described in this Prospectus.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s or a Portfolio Fund’s ability to access depository accounts. In such cases, the Fund or a Portfolio Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund or a Portfolio Fund or other Fund Investment holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund or a Portfolio Fund or other Fund Investment may not recover such excess, uninsured amounts.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Semi-Annual Report | September 30, 2024	43

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Concentration of Investments. Except to the extent required by applicable law and the Fund’s fundamental policies, there are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (i) any one Fund Investment, (ii) in Portfolio Funds or other investments managed by a particular Sponsor or its affiliates, (iii) indirectly in any single industry or (iv)  in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may have significant exposure in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times have significant exposure to certain managers, industries and/or individual companies. Such significant exposure could offer a greater potential for capital appreciation as well as increased risk of loss. Such significant exposure may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Currency Risk. The Fund’s portfolio may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible, practicable or cost-effective to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by Sponsors of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Sponsors. In this regard, a Sponsor may face a conflict of interest in valuing the securities, as their value may affect the Sponsor’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. Subject to its oversight, the Board has delegated responsibility for the day-to-day valuation and pricing responsibility for the Fund to the Adviser, Portfolio Advisors, LLC (the “Valuation Designee”). The valuation of the Fund’s investments will be performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures; but the Adviser may face conflicts of interest in overseeing the valuation of the Fund Investments, as the value of the Fund Investments will affect the Adviser’s compensation. Moreover, no assurance can be given regarding the valuation methods or the sufficiency of inputs utilized by Sponsors. The Fund has engaged the services of a third-party valuation services vendor to assist its valuations of certain Fund Investments.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

A Sponsor’s information could be inaccurate due to fraudulent activity, misevaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Sponsor’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Sponsors could have a material adverse effect on the Fund if a Sponsor’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not invest in the Fund.

Interest Rate Risk. The Fund and the Fund Investments are subject to financial market risks, including changes in interest rates. General interest rate fluctuations, including in particular rapidly rising interest rates, may have a substantial negative impact on the Fund Investments and the Fund. For example, certain Fund Investments may have exposure to floating rate loans. In the event of a significant rising interest rate environment, borrowers with such loans could see their payments increase, which could lead to a significant increase in defaults. Fund Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with exposure to fixed-rate loans may decline in value because they are locked in at below market yield. In addition, an increase in interest rates would make it more expensive to use debt for the financing needs of the Fund and the Fund Investments, if any. These and other interest rate-related developments, including without limitation the discontinuation of the London Interbank Offered Rate (“LIBOR”), could also have a material adverse impact on the Fund’s ability to meet its investment objectives. Furthermore, the risks associated with the transition to replacement rates, such as Secured Overnight Financial Rate "SOFR", may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Other Risks. The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund's ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation ("FDIC") protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Semi-Annual Report | September 30, 2024	45

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

15. REORGANIZATION INFORMATION

Simultaneous with the Fund’s Commencement of Operations, the Predecessor Fund reorganized with and into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund. The tax-free reorganization was accomplished at close of business on December 31, 2021. The reorganization was accomplished by the following tax-free exchange in which shareholders of the Predecessor Fund received 37,053,954 shares, with a net asset value per share of $10.00, of the Fund. For financial reporting purposes, the assets received and shares issued were recorded at fair value, and the cost of investments was carried forward to align to ongoing reporting of the Fund’s realized and unrealized gains/losses with amounts distributable for tax purposes.

16. SUBSEQUENT EVENTS

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Board authorized the Fund to offer to repurchase Shares from Shareholders in an amount up to approximately 5.00% of the net assets of the Fund (or approximately $39,740,886 as of September 30, 2024), with a December 31, 2024 valuation date. Shareholders that desire to tender Shares for repurchase are required to do so by December 6, 2024 for the Class D shares, Class A shares or Class I Shares.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

17. APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of the Fund (the “Board”) held on May 20, 2024, the entire Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), (the “Independent Trustees”), discussed and approved the New Investment Sub-Advisory Agreement (the “Agreement”) between Portfolio Advisors LLC (the “Investment Manager”) and FS Global Advisor, LLC (the “Sub-Adviser”), and determined to recommend that Shareholders approve the Agreement. In considering information relating to the approval of the Agreement, the Independent Trustees received assistance and advice from their independent legal counsel, which had provided the Independent Trustees with a written description of their responsibilities in considering the Agreement.

Independent legal counsel, on behalf of the Independent Trustees, had previously requested a variety of information from the Sub-Adviser, which the Sub-Adviser had provided to the Board in advance of the May 20th meeting. At that meeting, the Independent Trustees met in executive session with their independent legal counsel, at which no representative of either the Investment Manager or Sub-Adviser was present.

46	www.fsinvestments.com

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

In making the decision to approve the Agreement, the Independent Trustees gave attention to all information furnished. The following discussion identifies the primary factors taken into account by the Board in approving the Agreement. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

The nature, extent, and quality of services to be provided to the Fund by the Sub-Adviser. The Board considered the materials provided describing the services to be provided by the Sub- Adviser to the Fund, as well as their conversations with the Investment Manager on behalf of the Sub-Adviser. In reviewing the nature, extent, and quality of services to be provided to the Fund, the Board considered, among other things, that: the team at the Investment Manager which is currently providing advice to the Fund on the senior credit portion of the Fund’s portfolio would continue to do so as the Sub-Adviser for the portion of the Fund’s assets subject to a senior credit strategy, as allocated by the Adviser (the “Account”); the team was moving their place of employment to the Sub-Adviser, an affiliate of the Investment Manager, solely for business reasons to seek to achieve better economies of scale in the management of the senior credit asset class; the Sub-Adviser would serve as a non-discretionary investment sub-adviser, with the Investment Manager maintaining responsibility for making all final investment decisions on behalf of the Fund with respect to the Account; the Investment Manager would have oversight responsibilities over the Sub-Adviser and would be paying the Sub-Adviser’s fee with no additional costs to the Fund; and there would otherwise be no changes in how the Fund is managed or administered.

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund was likely to benefit from the nature, extent, and quality of services to be provided by the Sub-Adviser, as well as the Sub-Adviser’s ability to render such services based on its experience, operations, and resources.

Comparison of the fees to be charged by the Sub-Adviser. The Board considered the Sub- Adviser’s proposed sub-advisory fee structure, noting that the Investment Manager was proposing to pay the Sub-Adviser for managing the Account and was proposing to do so at the same fee level that the Investment Manager currently receives. In addition, the Board compared these proposed fees to the fees that the Sub-Adviser charges to pooled investment vehicles that invest in senior credit, and noted that the proposed fees are generally in line with the fees of those vehicles. Accordingly, the Board determined that the fees proposed to be paid to the Sub-Adviser under the Agreement were reasonable.

Performance. The Board took into account the fact that the team that currently manages the senior credit portion of the Fund would manage the Account at the Sub-Adviser on a non-discretionary basis. In addition, the Board reviewed the performance of the Sub-Adviser in managing senior credit pooled investment vehicles, and noted that the Sub-Adviser’s historical performance in that asset class is generally comparable with the performance of the team in managing the senior credit portion of the Fund. Accordingly, the Board determined that the Sub-Adviser is capable of providing non-discretionary investment sub-advisory services to achieve satisfactory performance for the Fund.

Semi-Annual Report | September 30, 2024	47

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Profitability and Economies of Scale. Because all of the Sub-Adviser’s fees will be paid by the Investment Manager out of the fees it charges the Fund, and that this would be a new mandate for the Sub-Adviser and thus it would be difficult for the Sub-Adviser to estimate its projected profitability, the Board did not consider the Sub-Adviser’s future profitability as a factor as part of its considerations. In that regard, the Board further took into consideration, the Sub-Adviser’s statement that it does not currently expect to derive any material indirect benefits from its relationship to the Fund.

The Board likewise did not take into account economies of scale as the Fund grows, as the Investment Manager would be paying the Sub-Adviser’s fees for the Sub-Adviser’s management of the Account at the same rate that the Fund pays the Investment Manager.

Conclusion. Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of the Sub-Adviser’s services, and that the Sub-Adviser has the ability to provide these services based on its experience, operations and resources. After evaluation of the performance, fee information, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees, including a majority of the Independent Trustees, approved the Agreement and determined to recommend that Shareholders approve the Agreement.

18. TAX INFORMATION

For federal income tax purposes, the Fund designated long-term capital gain dividends of $7,479,581 for the tax year ended September 30, 2024.

48	www.fsinvestments.com

FS MVP Private Markets Fund	Other Information

September 30, 2024 (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 844-663-0164 and on the SEC’s website at https://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 844-663-0164 or (ii) by visiting the SEC’s website at https://www.sec.gov.

RESULTS OF SHAREHOLDER MEETING

A special meeting of shareholders of the Fund was held on July 22, 2024.

The matters voted on by shareholders of record as of May 29, 2024 and the results of the vote at the shareholder meeting held on July 22, 2024 are as follows:

1.	A proposal to approve a new investment sub-advisory agreement between Portfolio Advisors LLC (the “Adviser”) and FS Global Advisor, LLC.

Affirmative	Against	Abstain	Total
42,298,187	16,664	0	42,314,851

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov. or without charge and upon request by calling the Fund at 844-663-0164.

Semi-Annual Report | September 30, 2024	49

FS MVP Private Markets Fund	Privacy Policy

September 30, 2024 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number
● Account transactions
● Account balances
● Transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
QUESTIONS?	Call or visit fund website

50	www.fsinvestments.com

FS MVP Private Markets Fund	Privacy Policy

September 30, 2024 (Unaudited)

WHO WE ARE
Who is providing this notice?	FS MVP Private Markets Fund

WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account

●     Provide account information

●     Give us your contact information

●     Make deposits or withdrawals from your account

●     Make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Semi-Annual Report | September 30, 2024	51

Learn more:

fsinvestments.com/mvp

FS Investment Solutions, LLC 201 Rouse Boulevard, Philadelphia, PA 19112
877-628-8575 Member FINRA/SIPC

© 2024 FS Investments www.fsinvestments.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the registrant’s investment sub-advisory agreement is included as part of the Report to Shareholders filed under Item 1(a) of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports.

(b)	There are no changes to the Portfolio Managers identified in response to paragraph (a)(1) of the applicable Item in the registrant's most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the registrant’s shareholders may recommend nominees to the Board during the period covered by the semi-annual report included in Item 1(a) of this Form N-CSR.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Form N-CSR that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not Applicable.

(b)	Not Applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)        Not applicable.

(b)        Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Not applicable to semi-annual reports.

(a)(3)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.
(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS MVP PRIVATE MARKETS FUND

By:	/s/ Scott Higbee
Scott Higbee
President (Principal Executive Officer)

Date:  December 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Higbee
Scott Higbee
President (Principal Executive Officer)

Date:  December 5, 2024

By:	/s/ Daniel Iamiceli
Daniel Iamiceli
Treasurer (Principal Financial Officer)

Date:  December 5, 2024